EXHIBIT 10.2


           INTANGIBLE TRANSITION PROPERTY CONTRIBUTION AGREEMENT


                                   among


                                 PP&L, INC.

                              CEP GROUP, INC.,

                             CEP RESERVES, INC.

                                    and

                           CEP SECURITIES CO. LLC



                            Dated May 13, 1999




                             TABLE OF CONTENTS

                                                                        Page
                                                                        ----

                                 ARTICLE I

                                Definitions

SECTION 1.01.  Definitions..................................................1

SECTION 1.02.  Other Definitional Provisions................................2

                                 ARTICLE II

                 Undertakings to Make Capital Contributions;
                 Assignment of Intangible Transition Property

SECTION 2.01.  Undertakings to Make Capital Contributions...................2

SECTION 2.02.  Assignment of Intangible Transition Property and Inurement
               of Contract Rights...........................................2

                                ARTICLE III

                   Representations and Warranties of PP&L

SECTION 3.01.  Organization and Good Standing...............................4

SECTION 3.02.  Due Qualification............................................4

SECTION 3.03.  Power and Authority..........................................4

SECTION 3.04.  Binding Obligation...........................................5

SECTION 3.05.  No Violation.................................................5

SECTION 3.06.  No Proceedings...............................................5

SECTION 3.07.  Approvals....................................................5

SECTION 3.08.  The Intangible Transition Property...........................6

                                 ARTICLE IV

                             Covenants of PP&L

SECTION 4.01.  Corporate Existence.........................................10

SECTION 4.02.  No Liens or Conveyances.....................................10

SECTION 4.03.  Delivery of Collections.....................................10

SECTION 4.04.  Notice of Liens.............................................10

SECTION 4.05.  Compliance with Law.........................................11

SECTION 4.06.  Covenants Related to Intangible Transition Property.........11

SECTION 4.07.  Notice of Indemnification Events............................12

SECTION 4.08.  Protection of Title.........................................12

SECTION 4.09.  Taxes.......................................................12

                                 ARTICLE V

                      Additional Undertakings of PP&L

SECTION 5.01.  Liability of PP&L; Indemnities..............................13

SECTION 5.02.  Merger or Consolidation of, or Assumption of the Obligations
               of, PP&L....................................................14

SECTION 5.03.  Limitation on Liability of PP&L and Others..................15

                                 ARTICLE VI

                          Miscellaneous Provisions

SECTION 6.01.  Amendment...................................................16

SECTION 6.02.  Notices.....................................................16

SECTION 6.03.  Assignment..................................................17

SECTION 6.04.  Limitations on Rights of Others.............................17

SECTION 6.05.  Severability................................................17

SECTION 6.06.  Separate Counterparts.......................................17

SECTION 6.07.  Headings....................................................17

SECTION 6.08.  Governing Law...............................................17

SECTION 6.09.  Nonpetition Covenant........................................17

SECTION 6.10.  Perfection..................................................18


APPENDIX A - DEFINITIONS..................................................A-1

EXHIBIT A - Form of Assignment............................................A-8




            INTANGIBLE TRANSITION PROPERTY CONTRIBUTION AGREEMENT dated May 13, 1999, among PP&L, INC., a Pennsylvania corporation ("PP&L"), CEP Group, Inc. a Pennsylvania corporation ("Group"), CEP Reserves, Inc., a Delaware corporation ("Reserves"), and CEP Securities Co. LLC, a Delaware limited liability company ("CEP Securities").

            WHEREAS, PP&L owns all of the issued and outstanding capital stock of Group, Group owns all of the issued and outstanding capital stock of Reserves, and Reserves is the sole member and owns the entire limited liability company interest of CEP Securities;

            WHEREAS, PP&L is the sole owner of the Intangible Transition Property created under the Competition Act and the Qualified Rate Order;

            WHEREAS, the parties hereto desire to arrange for an assignment of the Intangible Transition Property to CEP Securities in accordance with the Competition Act;

            WHEREAS, CEP Securities desires to sell or otherwise convey, in whole or from time to time in part, Intangible Transition Property pursuant to the Competition Act to PP&L Transition Bond Company LLC, a Delaware limited liability company wholly owned by Group (the "Issuer"), and in connection with such sale or other conveyance to assign its rights under this Agreement to the Issuer;

            WHEREAS, such sale, conveyance and assignment will enable the Issuer to issue Transition Bonds as contemplated by the Competition Act and to secure the Issuer's obligations under the Transition Bonds and the Indenture by pledging its right, title and interest in the Transferred Intangible Transition Property, and by assigning the rights assigned to it under this Agreement, to the Trustee for the benefit of the Transition Bondholders; and

            WHEREAS, PP&L has determined that the transactions contemplated by this Agreement and the other Basic Documents conform to the requirements of the Competition Act and are in the best interest of PP&L and represent a prudent and advisable course of action that does not impair the rights and interests of its creditors.

            NOW, THEREFORE, in consideration of the premises and intending to be legally bound hereby, the parties hereto agree as follows:

                                 ARTICLE I

                                DEFINITIONS

            SECTION 1.01. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in Appendix A of this Agreement.

            SECTION 1.02. OTHER DEFINITIONAL PROVISIONS.

      (a) Agreement as used herein means this Intangible Transition Property Contribution Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

      (b) Non-capitalized terms used herein which are defined in the Competition Act shall, as the context requires, have the meanings assigned to such terms in the Competition Act, but without giving effect to amendments to the Competition Act after the date hereof which have a material adverse effect on the Issuer or the Transition Bondholders.

      (c) All terms defined in Appendix A shall have the defined meaning when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

      (d) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

                                 ARTICLE II

                 UNDERTAKINGS TO MAKE CAPITAL CONTRIBUTIONS;
                 ASSIGNMENT OF INTANGIBLE TRANSITION PROPERTY

            SECTION 2.01. UNDERTAKINGS TO MAKE CAPITAL CONTRIBUTIONS. In consideration of the resulting increase in value of the capital stock of Group owned by PP&L, PP&L hereby agrees to contribute to Group all of PP&L's right, title and interest in the Intangible Transition Property, together with each representation, warranty, covenant and obligation of PP&L contained in Articles III, IV and V, including the indemnification obligations of PP&L contained in Section 5.01 (collectively, the "Contract Rights" and collectively with the Intangible Transition Property, the "Contributed Property"). In consideration of the resulting increase in the value of the capital stock of Reserves owned by Group, Group hereby agrees to contribute the Contributed Property to Reserves. In consideration of the resulting increase in the value of the limited liability company interest of CEP Securities owned by Reserves, Reserves hereby agrees to contribute the Contributed Property to CEP Securities.

            SECTION 2.02. ASSIGNMENT OF INTANGIBLE TRANSITION PROPERTY AND INUREMENT OF CONTRACT RIGHTS.

            (a) In light of the successive undertakings in Section 2.01 of PP&L to contribute the Contributed Property to Group, of Group to contribute the Contributed Property to Reserves and of Reserves to contribute the Contributed Property to CEP Securities, each of the parties hereto hereby agrees that, in lieu of the successive transfers contemplated by Section 2.01, each of the respective obligations of PP&L, Group and Reserves in Section 2.01 shall be deemed to be satisfied by

            (i) the execution and delivery by PP&L of an Assignment in favor of CEP Securities in the form of Exhibit A hereto (the "Assignment") pursuant to which PP&L shall irrevocably assign, transfer, set over and otherwise convey directly to CEP Securities, without recourse (subject to the obligations of PP&L in this Agreement), all right, title and interest of PP&L in and to the Intangible Transition Property (such assignment, transfer, setting over and conveyance of the Intangible Transition Property to include, as provided in the Competition Act, the assignment of all revenues, collections, claims, payments, money or proceeds of or arising from the Intangible Transition Charges related to the Intangible Transition Property, as the same may be adjusted from time to time in accordance with the Competition Act and the Qualified Rate Order), and

            (ii) the agreement of PP&L that the Contract Rights shall inure to the benefit of CEP Securities.

      Such assignment, transfer, setting over and conveyance of the Intangible Transition Property is hereby expressly stated to be an absolute transfer and, pursuant to Section 2812(e) of the Competition Act, shall be treated as an absolute transfer of all of PP&L's right, title and interest, as in a true sale, and not as a pledge or other financing, of the Intangible Transition Property. The preceding sentence is the statement referred to in Section 2812(e) of the Competition Act. PP&L, Group and Reserves each agree and confirm that, after giving effect to the assignment, transfer, setting over and conveyance contemplated hereby and by the Assignment, it has no rights in the Intangible Transition Property because all rights in the Intangible Transition Property have been absolutely transferred directly to CEP Securities in accordance with Section 2812(e) of the Competition Act.

            (b) PP&L agrees to execute and deliver to CEP Securities the Assignment concurrently with the execution and delivery of this Agreement, and further agrees that the Contract Rights shall inure to the benefit of CEP Securities.

            (c) CEP Securities does hereby accept the assignment of the Intangible Transition Property from PP&L and agrees that the Contract Rights shall inure to its benefit.

                                ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF PP&L

            In satisfaction of its undertakings in Section 2.01, PP&L makes the following representations and warranties and acknowledges and agrees that Group, Reserves and CEP Securities have relied and will rely on such representations and warranties. PP&L further agrees that such representations and warranties shall inure to the benefit of CEP Securities, that CEP Securities shall have the right to enforce such representations and warranties directly against PP&L, that CEP Securities shall have the right to assign or otherwise convey its rights with respect to such representations and warranties, including such right of enforcement, to the Issuer and that the Issuer shall have the right to further assign such rights to the Trustee for the benefit of the Transition Bondholders. Such representations and warranties shall survive the assignment of the Intangible Transition Property to CEP Securities pursuant to the Assignment, the further assignment of the Intangible Transition Property to the Issuer and the pledge thereof by the Issuer to the Trustee pursuant to the Indenture. PP&L represents, warrants and agrees that such representations and warranties will be true and correct on and as of each Transfer Date as if made by it on such Transfer Date.

            SECTION 3.01. ORGANIZATION AND GOOD STANDING. Each of PP&L, Group and Reserves is a corporation duly organized and in good standing under the laws of the Commonwealth of Pennsylvania (in the case of PP&L and Group) or the State of Delaware (in the case of Reserves), with corporate power and authority to own its properties and conduct its business as currently owned and conducted. Each of CEP Securities and the Issuer is a limited liability company duly organized and in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as currently owned and conducted.

            SECTION 3.02. DUE QUALIFICATION. Each of PP&L, Group, Reserves, CEP Securities and the Issuer is duly qualified to do business as a foreign corporation or limited liability company, as applicable, in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualifications, licenses or approvals except where the failure to so qualify or to obtain such licenses or approvals would not be reasonably likely to have a material adverse effect on it.

            SECTION 3.03. POWER AND AUTHORITY. Each of PP&L, Group, Reserves and CEP Securities has the power and authority to execute and deliver, and to perform its obligations under, this Agreement and the execution, delivery and performance of this Agreement has been duly authorized by it. PP&L has the power and authority to own the Intangible Transition Property and assign, transfer and convey the Intangible Transition Property, and PP&L has duly authorized such assignment, transfer and conveyance to CEP Securities pursuant to the Assignment. CEP Securities has the power and authority to own the Intangible Transition Property and to sell, assign, transfer and convey the Intangible Transition Property to the Issuer[, and CEP Securities has duly authorized such sale, assignment, transfer and conveyance to the Issuer pursuant to the Sale Agreement].

            SECTION 3.04. BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of PP&L, Group, Reserves and CEP Securities enforceable against each of them in accordance with its terms, subject to bankruptcy, receivership, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect and to general principles of equity (regardless of whether considered in a proceeding in equity or at law).

            SECTION 3.05. NO VIOLATION. The execution and delivery by PP&L, Group, Reserves and CEP Securities of this Agreement, the performance by each of them of the transactions contemplated hereby or the fulfillment by each of them of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of PP&L, Group or Reserves, or the certificate of formation or limited liability company agreement of CEP Securities, or any indenture, agreement or other instrument to which any of such entities is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; or violate any law or any order, rule or regulation applicable to any of such entities of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over any of such entities or its properties.

            SECTION 3.06. NO PROCEEDINGS. There are no proceedings or investigations pending or, to PP&L's best knowledge, threatened, before any court, federal or state regulatory body, administrative agency or other governmental instrumentality:

            (i) asserting the invalidity of the Basic Documents or the Transition Bonds;

            (ii) seeking to prevent the issuance of the Transition Bonds or the consummation of any of the transactions contemplated by the Basic Documents or the Transition Bonds; or

            (iii) seeking any determination or ruling that could reasonably be expected to materially and adversely affect the performance by PP&L, Group, Reserves, CEP Securities or the Issuer of its obligations under, or the validity or enforceability of, the Basic Documents or the Transition Bonds.

            SECTION 3.07. APPROVALS. No approval, authorization, consent, order or other action of, or filing with, any court, federal or state regulatory body, administrative agency or other governmental instrumentality is required in connection with the execution and delivery by PP&L, Group, Reserves or CEP Securities of this Agreement, the performance by it of the transactions contemplated hereby or the fulfillment by it of the terms hereof, except those that have been obtained or made, including the approval of the PUC of the transactions contemplated hereby pursuant to the Competition Act and the filing by the Issuer of a registration statement on Form S-3 with the Securities and Exchange Commission.

            SECTION 3.08.  THE INTANGIBLE TRANSITION PROPERTY.

      (a) Information. All information provided by PP&L to CEP Securities or the Issuer with respect to the Transferred Intangible Transition Property is correct in all material respects.

      (b) Effect of Transfer. The transfers and assignments herein contemplated constitute an absolute transfer of the Intangible Transition Property from PP&L to CEP Securities as provided in
      Section 2812(e) of the Competition Act. The beneficial interest in and title to the Transferred Intangible Transition Property would not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against PP&L under any bankruptcy law.

      (c) Transfer Filings. PP&L is the sole owner of the Intangible Transition Property being assigned to CEP Securities pursuant to the Assignment; upon the execution and delivery of the Assignment, the Intangible Transition Property will have been validly assigned, transferred and conveyed to CEP Securities free and clear of all Liens. All filings, including filings with the PUC under the Competition Act, necessary in any jurisdiction to give CEP Securities and its permitted assignees a valid ownership interest in the Intangible Transition Property, free and clear of all Liens of PP&L or anyone claiming through PP&L have been made, other than any such filings (except for filings with the PUC under the Competition Act) the absence of which would not have an adverse impact on

            (i) the ability of the Servicer to collect Intangible
            Transition Charges with respect to the Serviced Intangible Transition Property or

            (ii) the rights of CEP Securities, the Issuer or the Trustee with respect to the Transferred Intangible Transition Property.

      (d) Irrevocable; Process Valid; No Litigation; Etc.

            (i) The Qualified Rate Order as issued on August 27, 1998 has been issued by the PUC in accordance with the Competition Act, such order and the process by which it was issued comply with all applicable laws, rules and regulations. Any supplemental order of the PUC adopted pursuant to paragraph 19 of the August 27, 1998 order will have been issued by the PUC in accordance with the Competition Act, and such order and the process by which it is issued will comply with all applicable laws, rules and regulations. The Qualified Rate Order is and as of the date of issuance of any Transition Bonds will be in full force and effect

            (ii) As of the date of issuance of any Series of Transition Bonds, such Transition Bonds will be entitled to the protections provided by the Competition Act and in accordance with the Competition Act the provisions of the Qualified Rate Order relating to Intangible Transition Property and Intangible Transition Charges are not revocable by the PUC.

            (iii)

                  (a) Under the Competition Act, neither the Commonwealth of Pennsylvania nor the PUC may limit, alter or in any way impair or reduce the value of Intangible Transition Property or Intangible Transition Charges approved by the Qualified Rate Order or any rights thereunder, except such a limitation or alteration may be made by the Commonwealth of Pennsylvania or the PUC if adequate compensation is made by law for the full protection of the Intangible Transition Charges and of Transition Bondholders; and

                  (b) under the Contract Clauses of the Constitutions of the Commonwealth of Pennsylvania and of the United States, none of the Commonwealth of Pennsylvania, the PUC or any other governmental entity may take any action that substantially impairs the rights of the Transition Bondholders unless such action is a reasonable exercise of the Commonwealth of Pennsylvania's sovereign powers and appropriate to further a legitimate public purpose, and, under the Takings Clauses of the Pennsylvania and United States Constitutions, in the event such action constitutes a permanent appropriation of the property interest of Transition Bondholders in the Intangible Transition Property and deprives the Transition Bondholders of their reasonable expectations arising from their investments in Transition Bonds, unless just compensation, as determined by a court of competent jurisdiction, is provided to Transition Bondholders.

            (iv) There is no order by any court providing for the revocation, alteration, limitation or other impairment of the Competition Act, the Qualified Rate Order, the Intangible Transition Property or the Intangible Transition Charges or any rights arising under any of them or which seeks to enjoin the performance of any obligations under the Qualified Rate Order.

            (v) No other approval, authorization, consent, order or other action of, or filing with, any court, federal or state regulatory body, administrative agency or other governmental instrumentality is required in connection with the creation of the Intangible Transition Property, except those that have been obtained or made.

            (vi) There are no proceedings or investigations pending, or to PP&L's best knowledge, threatened before any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over PP&L, CEP Securities or the Issuer or their respective properties challenging the Qualified Rate Order or the Competition Act.

            (vii) No failure on the date hereof or any time hereafter to satisfy any condition imposed by the Competition Act with respect to the recovery of stranded costs will adversely affect the creation of the Intangible Transition Property, the transfer and assignment of the Intangible Transition Property to CEP Securities, the sale, transfer and assignment of the Intangible Transition Property to the Issuer or the right to collect Intangible Transition Charges.

      (e) Assumptions. The assumptions used in calculating Intangible Transition Charges are reasonable and made in good faith.

      (f) Creation of Intangible Transition Property.

            (i) The Intangible Transition Property constitutes a current property right,

            (ii) the Intangible Transition Property includes, without limitation,

                  (A) the irrevocable right of PP&L to receive through Intangible Transition Charges an amount sufficient to recover all of the Qualified Transition Expenses described in the Qualified Rate Order in an amount equal to the aggregate principal amount of the Transition Bonds plus an amount sufficient to provide for any credit enhancement (including the Overcollateralization Amount relating to each Series of Transition Bonds), to fund any reserves, and to pay interest, premium, if any, servicing fees and other expenses relating to the Transition Bonds,

                  (B) all right, title and interest of CEP Securities or the Issuer in the Qualified Rate Order and in all revenues, collections, claims, payments, money or proceeds of or arising from the Intangible Transition Charges pursuant to the Qualified Rate Order to the extent that in accordance with the Competition Act, the Qualified Rate Order and the rates and charges authorized under the Qualified Rate Order are declared to be irrevocable, and

                  (C) the right to obtain adjustments to the Intangible Transition Charges pursuant to the Qualified Rate Order and

            (iii) paragraphs five through twenty-one of the Qualified Rate Order as issued on August 27, 1998, including the right to collect Intangible Transition Charges, have been declared to be irrevocable by the PUC, and any supplemental order of the PUC adopted pursuant to paragraph 19 of the PUC's August 27, 1998 order when issued will have been declared to be irrevocable by the PUC.

      (g) Solvency. After giving effect to the assignment, transfer and conveyance of the Intangible Transition Property to CEP Securities pursuant to the Assignment, PP&L:

            (i) will be solvent and expects to remain solvent,

            (ii) will be adequately capitalized to conduct its business and affairs considering its size and the nature of its business and intended purposes,

            (iii) will not be engaged in nor does it expect to engage in a business for which its remaining property represents an unreasonably small capital,

            (iv) believes that it will be able to pay its debts as they come due and that such belief is reasonable, and

            (v) is able to pay its debts as they mature and does not intend to incur, and does not believe that it will incur, indebtedness that it will not be able to repay at its maturity.

                                 ARTICLE IV

                             COVENANTS OF PP&L

            In satisfaction of its undertakings in Section 2.01, PP&L makes the following covenants and agrees that such covenants shall inure to the benefit of CEP Securities, that CEP Securities shall have the right to enforce such covenants directly against PP&L, that CEP Securities shall have the right to assign its rights with respect to such covenants, including such right of enforcement, to the Issuer and that the Issuer shall have the right to further assign such rights to the Trustee for the benefit of the Transition Bondholders.

            SECTION 4.01. CORPORATE EXISTENCE. Subject to Section 5.02, so long as any of the Transition Bonds are outstanding, PP&L shall keep in full force and effect its corporate existence and remain in good standing under the laws of the Commonwealth of Pennsylvania, and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is necessary to protect the validity and enforceability of this Agreement and each other instrument or agreement to which PP&L is a party necessary to the proper administration of this Agreement and the transactions contemplated hereby.

            SECTION 4.02. NO LIENS OR CONVEYANCES. Except for the conveyances hereunder, PP&L shall not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any of the Intangible Transition Property, whether now existing or hereafter created, or any interest therein. PP&L shall not at any time assert any Lien against or with respect to any Serviced Intangible Transition Property, and shall defend the right, title and interest of CEP Securities, and upon transfer by CEP Securities to the Issuer, the Issuer and the Trustee, in, to and under the Intangible Transition Property, whether now existing or hereafter created, against all claims of third parties claiming through or under PP&L.

      SECTION 4.03. DELIVERY OF COLLECTIONS. If PP&L receives collections in respect of the Intangible Transition Charges or the proceeds thereof, PP&L agrees to pay the Servicer, on behalf of the Issuer, all payments received by PP&L in respect thereof as soon as practicable after receipt thereof by PP&L, but in no event later than two Business Days after such receipt.

      SECTION 4.04. NOTICE OF LIENS. PP&L shall notify CEP Securities, the Issuer and the Trustee promptly after becoming aware of any Lien on any Intangible Transition Property other than the conveyances hereunder or under the Sale Agreement or the Indenture.

      SECTION 4.05. COMPLIANCE WITH LAW. PP&L hereby agrees to comply with its organizational or governing documents and all laws, treaties, rules, regulations and determinations of any governmental instrumentality applicable to PP&L, except to the extent that failure to so comply would not adversely affect the interests of CEP Securities, the Issuer or the Trustee in the Intangible Transition Property or under any of the Basic Documents or PP&L's performance of its obligations hereunder or under any of the other Basic Documents to which it is a party.

      SECTION 4.06. COVENANTS RELATED TO INTANGIBLE TRANSITION PROPERTY.

      (a) So long as any of the Transition Bonds are outstanding, PP&L shall treat the Transition Bonds as debt of PP&L for federal income tax purposes.

      (b) So long as any of the Transition Bonds are outstanding, PP&L shall:

            (i) clearly disclose in its financial statements that it is not the owner of the Serviced Intangible Transition Property and that the assets of CEP Securities or the Issuer are not available to pay creditors of PP&L or any of its other Affiliates, and

            (ii) clearly disclose the effects of all transactions between PP&L and CEP Securities and the Issuer in accordance with generally accepted accounting principles.

      (c) PP&L agrees that upon the assignment, transfer and conveyance by PP&L of the Intangible Transition Property to CEP Securities pursuant to the Assignment:

            (i) to the fullest extent permitted by law, including applicable PUC orders and regulations, CEP Securities shall have all of the rights originally held by PP&L with respect to the Intangible Transition Property (other than the rights of an electric distribution company set forth in Section 2807 of the Competition Act), including the right to collect any amounts payable by any Customer or Third Party in respect of such Intangible Transition Property, notwithstanding any objection or direction to the contrary by PP&L, and

            (ii) any payment by any Customer or Third Party in respect of the Intangible Transition Charges to the Issuer shall discharge such Customer's or such Third Party's obligations in respect of such Intangible Transition Property to the extent of such payment, notwithstanding any objection or direction to the contrary by PP&L.

      (d) So long as any of the Transition Bonds are outstanding,

            (i) PP&L shall not make any statement or reference in respect of Transferred Intangible Transition Property that is inconsistent with the ownership thereof by the Issuer, and

            (ii) PP&L shall not take any action in respect of the Serviced Intangible Transition Property except solely in its capacity as the Servicer thereof pursuant to the Servicing Agreement or as otherwise contemplated by the Basic Documents.

      (e) In connection with the issuance of any Transition Bonds, PP&L agrees to execute and deliver, or cause to be delivered, such amendments to this Agreement and such additional agreements, certificates, documents and opinions as may in PP&L's judgment be required to obtain the highest possible rating for such Transition Bonds from each rating agency rating such bonds and to effect the sale of such Transition Bonds to the underwriters of such bonds.

      SECTION 4.07. NOTICE OF INDEMNIFICATION EVENTS. PP&L shall deliver to CEP Securities, the Issuer and the Trustee, promptly after having obtained knowledge thereof, written notice in an Officer's Certificate of the occurrence of any event which requires or which, with the giving of notice or the passage of time or both, would require PP&L to make any indemnification payment pursuant to Section 5.01.

      SECTION 4.08. PROTECTION OF TITLE. PP&L shall execute and file or cause to be executed and filed such filings, including filings with the PUC pursuant to the Competition Act, in such manner and in such places as may be required by law fully to preserve, maintain and protect the interests of CEP Securities and its permitted assigns in the Intangible Transition Property, including all filings contemplated by the Competition Act relating to the transfer of the ownership of the Intangible Transition Property by PP&L to CEP Securities. PP&L shall deliver to CEP Securities file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. PP&L agrees to take such legal or administrative actions, including defending against or instituting and pursuing legal actions and appearing or testifying at hearings or similar proceedings, as may be reasonably necessary:

      (i) to protect CEP Securities and its permitted assigns from claims, state actions or other actions or proceedings of third parties which, if successfully pursued, would result in a breach of any representation or warranty set forth in Article III or

      (ii) to block or overturn any attempts to cause a repeal of, modification of or supplement to the Competition Act or the Qualified Rate Order or the rights of holders of Intangible Transition Property by legislative enactment or constitutional amendment that would be adverse to the holders of Intangible Transition Property.

      SECTION 4.09. TAXES. So long as any of the Transition Bonds are outstanding, PP&L, Group and Reserves shall, and shall cause each of its respective subsidiaries (other than CEP Securities and the Issuer) to, pay all material taxes, including gross receipts taxes, assessments and governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, business, income or property before any penalty accrues thereon if the failure to pay any such taxes, assessments and governmental charges would, after any applicable grace periods, notices or other similar requirements, result in a lien on the Intangible Transition Property; provided that no such tax need be paid if PP&L, Group or Reserves or one of their respective subsidiaries is contesting the same in good faith by appropriate proceedings promptly instituted and diligently conducted and if PP&L, Group or Reserves or such subsidiary has established appropriate reserves as shall be required in conformity with generally accepted accounting principles.

                                 ARTICLE V

                      ADDITIONAL UNDERTAKINGS OF PP&L

            In satisfaction of its undertakings in Section 2.01, PP&L hereby undertakes the obligations contained in this Article V and agrees that such obligations shall inure to the benefit of CEP Securities, that CEP Securities shall have the right to enforce such obligations directly against PP&L, that CEP Securities shall have the right to assign its rights with respect to such obligations, including such right of enforcement, to the Issuer and that the Issuer shall have the right to further assign such rights to the Trustee for the benefit of the Transition Bondholders.

            SECTION 5.01. LIABILITY OF PP&L; INDEMNITIES.

            (a) PP&L shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by PP&L under this Agreement.

            (b) PP&L shall indemnify CEP Securities, the Issuer and the Trustee, for itself and on behalf of the Transition Bondholders, and each of their respective officers, directors, managers, employees and agents for, and defend and hold harmless each such Person from and against, any and all taxes (other than any taxes imposed on Transition Bondholders solely as a result of their ownership of Transition Bonds) that may at any time be imposed on or asserted against any such Person as a result of the acquisition or holding of Intangible Transition Property by CEP Securities or the Issuer or the issuance and sale by the Issuer of the Transition Bonds, including any sales, gross receipts, general corporation, personal property, privilege or license taxes.

            (c) PP&L shall indemnify CEP Securities, the Issuer and the Trustee, for itself and on behalf of the Transition Bondholders, and each of their respective officers, directors, managers, employees and agents for, and defend and hold harmless each such Person from and against, any and all amounts of principal and interest on the Transition Bonds not paid when due in accordance with their terms and the amount of any deposits to the Issuer required to have been made in accordance with the terms of the Basic Documents which are not made when so required and any and all liabilities, obligations, claims, actions, suits, or payments of any kind whatsoever that may be imposed on or asserted against any such Person, together with any reasonable costs and expenses incurred by such Person (collectively, "Losses"), as a result of PP&L's breach of any of its representations, warranties or covenants contained in Articles III, IV or V.

            (d) PP&L shall pay any and all taxes levied or assessed upon all or any part of the Issuer's property or assets based on existing law as of any Transfer Date.

            (e) Indemnification under this Section 5.01 shall survive the resignation or removal of the Trustee and the termination of this Agreement and shall include reasonable fees and expenses of investigation and litigation (including reasonable attorneys' fees and expenses).

            SECTION 5.02. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, PP&L. Any Person:

      (a) into which PP&L may be merged or consolidated and which succeeds to all or substantially all of the electric distribution business of PP&L,

      (b) which results from the division of PP&L into two or more Persons and which succeeds to all or substantially all of the electric distribution business of PP&L,

       (c) which may result from any merger or consolidation to which PP&L shall be a party and which succeeds to all or substantially all of the electric distribution business of PP&L,

      (d) which may succeed to the properties and assets of PP&L substantially as a whole and which succeeds to all or substantially all of the electric distribution business of PP&L, or

      (e) which may otherwise succeed to all or substantially all of the electric distribution business of PP&L,

which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of PP&L under this Agreement, shall be the successor to PP&L hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that

      (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Article III shall have been breached and no Servicer Default, and no event that, after notice or lapse of time, or both, would become a Servicer Default, shall have occurred and be continuing,

      (ii) PP&L shall have delivered to CEP Securities, the Issuer and the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with,

      (iii) PP&L shall have delivered to CEP Securities, the Issuer and the Trustee an Opinion of Counsel either

            (A) stating that, in the opinion of such counsel, all filings to be made by PP&L, including filings with the PUC pursuant to the Competition Act, have been executed and filed that are necessary fully to preserve and protect the respective interests of CEP Securities and the Issuer in the Intangible Transition Property and reciting the details of such filings, or

            (B) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interests,

      (iv) the Rating Agencies shall have received prior written notice of such transaction; and

      (v) PP&L shall have delivered to CEP Securities, the Issuer and the Trustee an opinion of independent tax counsel (as selected by, and in form and substance reasonably satisfactory to, PP&L, and which may be based on a ruling from the Internal Revenue Service) to the effect that, for federal income tax purposes, such consolidation or merger will not result in a material adverse federal income tax consequence to PP&L, CEP Securities, the Issuer, the Trustee or the then existing Transition Bondholders.

PP&L shall not consummate any transaction referred to in clauses (a), (b),
(c), (d) or (e) above except upon execution of the above described agreement of assumption and compliance with clauses (i), (ii), (iii), (iv) and (v) above. When any Person acquires the properties and assets of PP&L substantially as a whole and becomes the successor to PP&L in accordance with the terms of this Section 5.02, then upon the satisfaction of all of the other conditions of this Section 5.02, PP&L shall automatically and without further notice be released from its obligations hereunder.

            SECTION 5.03. LIMITATION ON LIABILITY OF PP&L AND OTHERS. PP&L and any director or officer or employee or agent of PP&L may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person, respecting any matters arising hereunder. Subject to Section 4.08, PP&L shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

                                 ARTICLE VI

                          MISCELLANEOUS PROVISIONS

            SECTION 6.01. AMENDMENT. This Agreement may be amended by PP&L, Group, Reserves and CEP Securities, provided that so long as any Transition Bonds are outstanding, any such amendment shall require the consent of the Issuer and the Trustee. Promptly after the execution of any such amendment or consent, PP&L shall furnish written notification of the substance of such amendment or consent to each of the Rating Agencies. Prior to the execution of any amendment to this Agreement, CEP Securities, the Issuer and the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. CEP Securities, the Issuer and the Trustee may, but shall not be obligated to, enter into any such amendment which affects their own rights, duties or immunities under this Agreement or otherwise.

            SECTION 6.02. NOTICES. All demands, notices and communications upon or to PP&L, CEP Securities, the Issuer, the Trustee or the Rating Agencies under this Agreement shall be in writing, delivered personally, by facsimile, overnight courier or certified mail, return-receipt requested, and shall be deemed to have been duly given upon receipt

      (a) in the case of PP&L, to PP&L, Inc., Two North Ninth Street, Allentown, PA 18101-1179, Attention: Senior Vice President, & Chief Financial Officer,

      (b) in the case of CEP Securities, to CEP Securities Co. LLC, Suite 300 North, 3773 Howard Hughes Parkway, Las Vegas, Nevada 89109,

      (c) in the case of the Issuer, to PP&L Transition Bond Company LLC, Two North Ninth Street, Allentown, PA 18101, Attention: Manager,

      (d) in the case of the Trustee, at the Corporate Trust Office,

      (e) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007,

      (f) in the case of Standard & Poor's, to Standard & Poor's
      Corporation, 26 Broadway, New York, New York 10004, Attention of Asset Backed Surveillance Department, and

      (g) in the case of Fitch, to Fitch IBCA, Inc., 1 State Street Plaza, New York, New York 10004.

or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

            SECTION 6.03. ASSIGNMENT. Notwithstanding anything to the contrary contained herein, except as provided in Section 5.02, this Agreement may not be assigned by any party hereto, except that CEP Securities may assign it rights under this Agreement to the Issuer, and the Issuer may in turn assign the rights so acquired under this Agreement to the Trustee as collateral security for one or more Series of Transition Bonds.

            SECTION 6.04. LIMITATIONS ON RIGHTS OF OTHERS. The provisions of this Agreement are solely for the benefit of PP&L, Group, Reserves and CEP Securities, and by assignment the Issuer and the Trustee, on behalf of itself and the Transition Bondholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Collateral or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

            SECTION 6.05. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            SECTION 6.06. SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

            SECTION 6.07. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

            SECTION 6.08. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            SECTION 6.09. NONPETITION COVENANT. Notwithstanding any prior termination of this Agreement or the Indenture, but subject to the PUC's rights to order the sequestration and payment of revenues arising with respect to the Intangible Transition Property notwithstanding any bankruptcy, reorganization or other insolvency proceedings with respect to PP&L, CEP Securities or the Issuer pursuant to Section 2812(d)(3)(v) of the Competition Act, (a) neither PP&L, Group nor Reserves shall, prior to the date which is one year and one day after the termination of the Indenture, petition or otherwise invoke or cause CEP Securities to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against CEP Securities under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of CEP Securities or any substantial part of its property, or ordering the winding up or liquidation of the affairs of CEP Securities; and (b) neither PP&L, Group, Reserves nor CEP Securities shall, prior to the date which is one year and one day after the termination of the Indenture, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

      SECTION 6.10. PERFECTION. In accordance with Section 2812(e) of the Competition Act, upon the execution and delivery of this Agreement and the Assignment, the transfer and assignment of the Intangible Transition Property to CEP Securities will be perfected as against all third persons, including any judicial lien creditors.


            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers or manager as of the day and year first above written.


                                                PP&L, INC.

                                                by ______________________
                                                Name:
                                                Title:

                                                CEP GROUP, INC.


                                                by_________________________
                                                Name:
                                                Title:

                                                CEP RESERVES, INC.


                                                by ______________________
                                                Name:
                                                Title:

                                                CEP SECURITIES CO. LLC

                                                by _____________________
                                                Name:
                                                Title:  Manager


                                 APPENDIX A

                                DEFINITIONS


The definitions contained in this Appendix A are applicable to the singular as well as the plural forms of such terms.

      Affiliate means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, control when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms controlling and controlled have meanings correlative to the foregoing.

      Agreement means this Contribution Agreement among PP&L, Group, Reserves and CEP Securities.

      Assignment has the meaning set forth in Section 2.02(a)(1) of this Agreement.

      Basic Documents means the Issuer LLC Agreement, the Issuer LLC Certificate of Formation, the Contribution Agreement, the Assignment, the Sale Agreement, the Servicing Agreement, the Administration Agreement, the Indenture and any Bills of Sale.

      Business Day means any day other than a Saturday or Sunday or a day on which banking institutions in the City of Allentown, Pennsylvania, or in the City of New York are required or authorized by law or executive order to remain closed.

      CEP Securities means CEP Securities Co. LLC, a Delaware limited liability company, or its successor.

      Collateral means all of the Issuer's right, title and interest in and to

         (a) the Intangible Transition Property sold, transferred and assigned by CEP Securities to the Issuer from time to time pursuant to the Sale Agreement and all proceeds thereof,

         (b) the Sale Agreement except to the extent of any provisions thereof providing for indemnification of the Issuer,

         (c) all Bills of Sale delivered by CEP Securities pursuant to the Sale Agreement,

         (d) the Servicing Agreement except to the extent of any provisions thereof providing for indemnification of the Issuer,

         (e) the Collection Account and all amounts on deposit from time to time therein, including in each subaccount thereof,

         (f) all other property of whatever kind owned from time to time by the Issuer,

         (g) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and

         (h) all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

      Competition Act means the Pennsylvania Electricity Generation Customer Choice and Competition Act, Chapter 28 of Title 66 of the Pennsylvania Consolidated Statutes, 66 Pa. C.S., ss.2801, et seq.

      Contract Rights has the meaning set forth in Section 2.01 of this Agreement.

      Contributed Property means the Intangible Transition Property plus the Contract Rights.

      Corporate Trust Office means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered (the address of which the Trustee will notify the parties to this Agreement), or the principal corporate trust office of any successor Trustee (the address of which the successor Trustee will notify the parties to this Agreement, the Transition Bondholders and the Issuer).

      Customer means each Person that

         (a) was a retail customer of electric service of PP&L located within PP&L's service territory on January 1, 1997 or that became a customer of electric service within PP&L's service territory after January 1, 1997,

         (b)is still located within PP&L's service territory, and

         (c) is receiving distribution service from PP&L.

      Fitch means Fitch IBCA, Inc., or its successor.

      Group means CEP Group, Inc., a Pennsylvania corporation, or its successor.

      Holder or Transition Bondholder means the Person in whose name a Transition Bond of any Series or Class is registered on the Transition Bond Register.

      Indenture means the Indenture to be entered into between the Issuer and the Trustee, as the same may be amended and supplemented from time to time by one or more indentures supplemental hereto, and shall include the forms and terms of the Transition Bonds established thereunder.

      Insolvency Event means, with respect to a specified Person,

         (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days or

         (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

      Intangible Transition Charges means the amounts authorized by the PUC to be imposed on all Customer bills through a non-bypassable mechanism by PP&L or its successor or by any other entity which provides electric service to Customers, to recover Qualified Transition Expenses pursuant to the Qualified Rate Order.

      Intangible Transition Property means the irrevocable right of PP&L or its successor or assignee to collect Intangible Transition Charges from Customers to recover through the issuance of Transition Bonds the Qualified Transition Expenses described in the Qualified Rate Order, including all right, title and interest of PP&L or its successor or assignee in the Qualified Rate Order and in all revenues, collections, claims, payments, money or proceeds of or arising from Intangible Transition Charges pursuant to the Qualified Rate Order, and all proceeds of any of the foregoing.

      Issuer means PP&L Transition Bond Company LLC, a Delaware limited liability company, or its successor or the party named as such in the Indenture until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained in the Indenture and required by the Delaware Limited Liability Company Act, each other obligor on the Transition Bonds.

      Lien means a security interest, lien, charge, pledge, equity or encumbrance of any kind.

      Losses has the meaning set forth in Section 2.01(c) of this Agreement.

      Moody's means Moody's Investors Service Inc., or its successor.

      Officers' Certificate means in the case of PP&L a certificate signed by (a) the chairman of the board, the president, the vice chairman of the board, the executive vice president or any vice president of PP&L and (b) a treasurer, assistant treasurer, secretary or assistant secretary of PP&L; and in the case of CEP Securities a certificate signed by the member or any manager of CEP Securities.

      Opinion of Counsel means one or more written opinions of counsel who may be an employee of or counsel to CEP Securities or PP&L, which counsel shall be reasonably acceptable to the Trustee, the Issuer or the Rating Agencies, as applicable, and which shall be in form reasonably satisfactory to the Trustee, if applicable.

      Overcollateralization Amount means, with respect to any Series of Transition Bonds, the amount specified as such in the related Series Supplement.

      Person means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), business trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

      PP&L means PP&L, Inc., a Pennsylvania corporation, or its successor.

      Proceeding means any suit in equity, action at law or other judicial or administrative proceeding.

      PUC means the Pennsylvania Public Utility Commission or any successor.

      Qualified Rate Order means the order of the PUC issued on August 27, 1998 adopted in accordance with the Competition Act, which, among other things, created the Intangible Transition Property and authorized the imposition and collection of the Intangible Transition Charges, together with any supplemental order of the PUC issued pursuant to paragraph 19 of the August 27, 1998 order.

      Qualified Transition Expenses has the meaning assigned to that term in the Qualified Rate Order.

      Rating Agency means Fitch, Moody's or S&P or any other rating agency rating the Transition Bonds of any Class or Series at the time of issuance thereof at the request of the Issuer. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Issuer, notice of which designation shall be given to the Trustee under the Indenture, any member of the Issuer and the Servicer.

      Reserves means CEP Reserves, Inc., a Delaware corporation, or its successor.

      Sale Agreement means the Intangible Transition Property Sale Agreement to be entered into between CEP Securities and the Issuer, relating to the sale of Intangible Transition Property to the Issuer.

      Seller means CEP Securities, or its successor, in its capacity as seller of the Intangible Transition Property to the Issuer pursuant to the Sale Agreement.

      Series means any series of Transition Bonds issued and authenticated by the Issuer pursuant to the Indenture.

      Serviced Intangible Transition Property means all Intangible Transition Property sold, assigned, transferred or otherwise conveyed to the Issuer by CEP Securities.

      Servicer means PP&L, Inc., as the servicer of the Intangible Transition Property, and each successor to PP&L, Inc. (in the same capacity) pursuant to the Servicing Agreement.

      Servicer Default means any one of the following events:

         (a) any failure by the Servicer to remit to the Trustee on behalf of the Issuer any required remittance that continues unremedied for a period of three Business Days after written notice of such failure is received by the Servicer from the Issuer or the Trustee; or

         (b) any failure by the Servicer or, so long as the Seller and the Servicer are the same Person, the Seller, as applicable, duly to observe or perform in any material respect any other covenant or agreement of the Servicer or the Seller, as the case may be, set forth in this Agreement or any other Basic Document to which it is a party, which failure

            (i) materially and adversely affects the Intangible Transition Property and

            (ii) continue unremedied for a period of 30 days after written notice of such failure has been given to the Servicer or the Seller, as the case may be, by the Issuer or by the Trustee or after discovery of such failure by an officer of the Servicer or the Seller, as the case may be; or

         (c) any representation or warranty made by the Servicer in the Servicing Agreement proves to have been incorrect when made, which has a material adverse effect on the Issuer or the Transition Bondholders and which material adverse effect continues unremedied for a period of 60 days after the date on which written notice thereof shall have been given to the Servicer by the Issuer or the Trustee, as the case may be; or

         (d) an Insolvency Event occurs with respect to the Servicer.

      Servicing Agreement means the Servicing Agreement to be entered into between the Issuer and the Servicer, as the same may be amended and supplemented from time to time.

      Standard & Poor's means Standard & Poor's Rating Group, or its successor.

      State means any one of the 50 states of the United States of America or the District of Columbia.

      Third Party means any third party, including any electric generation supplier, providing billing or metering services to Customers, licensed by the PUC pursuant to the Competition Act and any PUC order.

      Transfer Date means any date on which Intangible Transition Property is sold by CEP Securities to the Issuer.

      Transferred Intangible Transition Property means Intangible
      Transition Property that has been sold, assigned, transferred and conveyed by CEP Securities to the Issuer pursuant to the Sale Agreement.

      Transition Bond means any of the transition bonds (as defined in the Competition Act) issued by the Issuer pursuant to the Indenture.

      Trustee means The Bank of New York, a New York banking corporation, or its successor or any successor Trustee under the Indenture.


                                                                  Exhibit A

                                 ASSIGNMENT

      PP&L, INC., a Pennsylvania corporation (the "Assignor"), for value received, hereby irrevocably assigns, transfers, sets over, grants and conveys, effective as of the date hereof, directly to CEP SECURITIES CO. LLC, a Delaware limited liability company ("the Assignee"), without recourse (subject to the obligations of PP&L in the Intangible Transition Property Contribution Agreement dated May 13, 1999 (the "Contribution Agreement"), among the Assignor, CEP Group, Inc, a Pennsylvania corporation, CEP Reserves, Inc., a Delaware corporation, and the Assignee), all right, title and interest of the Assignor in and to the Intangible Transition Property, which assignment, transfer, setting over, granting and conveyance of the Intangible Transition Property shall include, as provided in the Competition Act, the assignment of all revenues, collections, claims, payments, money or proceeds of or arising from the Intangible Transition Charges related to the Intangible Transition Property, as the same may be adjusted from time to time in accordance with the Competition Act and the Qualified Rate Order, to have and to hold the same unto the Assignee and to the successors and assigns of the Assignee, forever.

      Capitalized terms used herein and not defined shall have the meanings set forth in the Contribution Agreement.

      IN WITNESS WHEREOF, the Assignor has duly executed this Assignment this 13th day of May, 1999.

                                    PP&L, INC.


                                    By:  ________________________
                                    Name: ______________________
                                    Title: _______________________

Accepted this 13th day of May, 1999.

CEP SECURITIES CO. LLC

By:  ________________________
Name: ______________________
Title: _______________________